Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of eAcceleration Corp.
(the "Company") on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clinton L. Ballard, Chief Executive Officer of the Company, and
E. Edward Ahrens, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Clinton L. Ballard
                                           ----------------------------
                                           Clinton L. Ballard
                                           President and Chief Executive Officer


                                             /s/ E. Edward Ahrens
                                           ----------------------------
                                           E. Edward Ahrens
                                           Chief Financial Officer


                                           Dated: May 13, 2004